Exhibit 99.1

Investor Presentation May 2018 Nasdaq: CSSE

Forward - Looking Statements This presentation (the “Presentation”) relates to Chicken Soup for the Soul Entertainment, Inc. (“CSS Entertainment” or the “ Com pany”), which completed its initial public offering in August 2017 pursuant to a qualified offering statement (“Offering Statement”) filed under Regulati on A as promulgated under the Securities Act of 1933, as amended (the “Act”). The Company completed its acquisition of Screen Media Ventures, LLC in Novemb er 2017 as further described in the Company’s current report on Form 8 - K, initially filed on November 6, 2017 and amended on January 16, 2018 and J anuary 17, 2018 (the “Screen Media 8 - K”). Financial information for the year ended December 31, 2017 and the three months ended March 31, 2018 is der ived from our Annual Report on Form 10 - K and Quarterly Report on Form 10 - Q, respectively, as filed with the Securities and Exchange Commission. Plea se see these reports, our Offering Statement, and our Current Reports on Form 8 - K (including the Screen Media 8 - K, as amended) at www.sec.gov . The purpose of this Presentation is to assist persons in their review of the business and plans of the Company . In addition to the information presented herein, you are advised to read the Offering Circular, which contains additional information, including information regarding the risks faced by the Company in its operations and the risks involved in an investment in the Company . The entire contents of this Presentation is qualified by the Offering Circular . This Presentation includes “forward - looking statements” and projections . CSS Entertainment’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward looking statements or projections as predictions of future events . Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward - looking statements . These forward - looking statements and projections include, without limitation, estimates and projections of future performance, which are based on numerous assumptions about sales, margins, competitive factors, industry performance and other factors which cannot be predicted . Therefore, the actual results of operations are likely to vary from the projections and the variations may be material and adverse . The projections should not be regarded as a representation or prediction that CSS Entertainment will achieve or is likely to achieve any particular results . CSS Entertainment cautions readers not to place undue reliance upon any forward - looking statements and projections, which speak only as of the date made . CSS Entertainment does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based . The Company uses a non - GAAP financial measure to evaluate its results of operations and as a supplemental indicator of our operating performance . The non - GAAP financial measure that the Company uses is Adjusted EBITDA . Adjusted EBITDA is considered a non - GAAP financial measure as defined by Regulation G promulgated by the Act, as amended . Due to the significance of non - cash and non - recurring expenses recognized in the years ended December 31 , 2017 and 2016 , and three months ended March 31 , 2018 and the likelihood of material non - cash and non - recurring expenses to occur in future periods, the Company believes that this non - GAAP financial measure will enhance the understanding of its historical and current financial results . Further, the Company believes that Adjusted EBITDA enables its board of directors and management to analyze and evaluate financial and strategic planning decisions that will directly effect operating decisions and investments . The presentation of Adjusted EBITDA should not be construed as an inference that the Company’s future results will be unaffected by unusual or non - recurring items or by non - cash items . This non - GAAP financial measure should be considered in addition to, rather than as a substitute for, the Company’s actual operating results included in its consolidated financial statements . All registered or unregistered service marks, trademarks and trade names referred to in this Presentation are the property of their respective owners, and CSS Entertainment’s use herein does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks or trade names . The securities of CSS Entertainment are highly speculative . Investing in shares of CSS Entertainment involves significant risks, including those described in the Offering Circular . Nasdaq: CSSE 2

Investment Considerations Entertainment industry is being disrupted by streaming video Chicken Soup for the Soul is a globally - recognized, positive brand with a unique, actively engaged fan base Core production and distribution business provides a strong foundation for faster growing online video on - demand networks Transformative acquisition of Screen Media substantially enhances portfolio of assets, advances strategy, and increases revenue and EBITDA visibility Rapidly growing and diversified revenue streams and solid balance sheet Nasdaq: CSSE 2018 guidance of $36 million in revenue and $18 million in EBITDA (1) 3 (1) Guidance was affirmed on 3/27/2018 as part of the company’s FY 2017 earnings release

Chicken Soup for the Soul Entertainment Overview Chicken Soup for the Soul Entertainment (“CSS Entertainment”) provides online video on - demand (“VOD”) entertainment with brand consistent, positive content that is advertising - supported and subscription - based. CSS Entertainment supports this business through traditional distribution and production of television series. • Television and online video series that bring out the best in the human spirit • Funded by outside parties covering more than the production costs Production • Worldwide television series and films • Rights to more >1,200 TV series and feature films • One of the largest independently - owned content libraries in the world • Assets valued at $31M Traditional Distribution • Advertiser supported and subscription - based • Popcornflix : (“VOD”) network with rights to >3,000 films & 60 TV series • A Plus: positive journalism, online network sharing written and video stories Online Video On - Demand Networks 4 Nasdaq: CSSE

BRAND FACTS ___________ >250 Book Titles Published over 25 years 25,000+ Stories Published 500M Books Sold worldwide 10 - 12 New Titles Published each year Brand Strength Chicken Soup for the Soul stands for hope, comfort and positivity with a highly - prized female demographic. A Plus provides positive journalism. Combined Content Views Combined Social Media CSS Brand Awareness • 3.7M combined highly - engaged Facebook fans • 80% of social media followers are female • 6.7B content views (a) rolling 12 - months through 3/31/18 • Content views increased 8x since September 2016 89% 5 Nasdaq: CSSE (a) Includes impressions, video views, and podcast downloads

CSS Entertainment Ecosystem Our Ecosystem Digital Footprint Global Distribution Independent Film Library OTT ( PopcornFlix , FrightPix , Comedy and Kids) TV Networks & Production Companies 6 Nasdaq: CSSE

Opportunity Technology has fundamentally disrupted the structure and economics of the entertainment and media industry. Consumers are going online for video consumption. Capitalizing on Opportunities TV networks seeking low - cost content and new revenue streams Advertisers seeking new ways to reach consumers Facebook’s ongoing modifications to algorithms Future technology advancements: 5G , Mobile, VR and Driverless Cars Consumers seeking alternatives for video content consumption (DTC, OTT, VOD) Nasdaq: CSSE 7

Operating Metrics • Consumers: ad - supported and subscription - based • Advertising minutes filled • eCPM • Subscription price • Continue producing TV series using profitable business model • Create content for online video on - demand networks • Lower content costs • Generate revenue and profit as networks grow Monetize through Production & Traditional Distribution Grow online video on - demand networks under CSS brand • Library has grown to over 111 30 - minute original episodes to date Expand Online VOD Offerings Accelerate VOD growth by selectively acquiring: • Content libraries • Digital publishers with related content • Stand - alone video on - demand networks Acquisitions Build and expand online video on - demand networks while using traditional distribution and series production to generate current revenue and EBITDA Growth Plan 8 Nasdaq: CSSE

Video On - Demand Online Network: Overview Nasdaq: CSSE CSS Network TBD 9 SMV TBD TBD TBD - Existing Networks - Networks to Be Built and/or Acquired*

Video On - Demand Online Networks: Overview Nasdaq: CSSE Build and expand online video on - demand networks to create a network of networks Network defined as video service and/or app delivered over the internet available for all screens • Offer advertising - supported and subscription - based online video on - demand networks • Market across multiple networks to grow audience and lower customer acquisition costs • Share technology costs • Segment and reuse content to create critical content at a lower cost Existing Networks Themes for Networks to be Built and/or Acquired Advertising - supported online video on - demand network delivering positive journalism • Animals/Pets • Education • Food & DIY • Inspirational Movies Advertising - supported online video on - demand network with five channels • Family, Kids, Relationships • Wellness/Self Help • Travel • Live Theater 10

Video On - Demand Online Networks: Popcornflix 15M 25M+ 56 180M+ Active Users Annually Ad Requests Countries App Downloads • Advertising - based direct - to - consumer (“DTC”) video network • Has a critical mass of content • Five advertising - based DTC video on - demand networks • Available online and through Apple iOS, Android, Roku, Amazon, YouTube, and more • eCPMs increasing • Also delivers CSS Entertainment - produced content 85% sell - out rate in 2017 Active and growing consumer engagement 11 Nasdaq: CSSE

Video On - Demand Online Networks: APlus.com • Network devoted to spreading the message of positive journalism and storytelling through articles and videos that focus on our shared humanity • Co - founded in 2014 by Ashton Kutcher • CSS Entertainment has exclusive distribution agreement for all content • Extensive distribution reach online and through social media • Develops premium written and video content for leading brands 5.2B content views rolling 12 - months through 3/31/18* 50% Millennial Audience Nasdaq: CSSE * Includes impressions and page views 12

Traditional Distribution Overview • Distributing television series and films worldwide • Monetize content through theatrical, home video, pay - per - view, free, cable and pay television, video - on - demand, and new digital media platforms • One of the largest independently owned content libraries in the world with rights to more than 1,200 TV series and feature films Nasdaq: CSSE 13

Production Overview • Profitable , de - risked business model • Third - party committed funding secured prior to production : sponsorships, advertising, and product integration from corporations, foundations, and networks (cable, broadcast, online) • Hire independent producers to produce for a fixed fee • Retain and monetize valuable back - end rights • Use produced content to grow online video on - demand networks Nasdaq: CSSE 14

Production: TV Series Title Theme Network Status Chicken Soup for the Soul’s Hidden Heroes Season 3 Kindness. The CW On Air Being Dad Parenting. Coming Soon Coming Soon Vacation Rental Potential Travel, Home. A&E, FYI Season 2 Announced The New Americans Compassion The CW, APlus.com On Air Currently On - Air / In Production for 2018 A growing pipeline of long - and short - form projects in various stages of development covering a variety of themes including, but not limited to: Working title Theme The Fixer Millennials, Finance Hero House Home, Veterans Extreme Community Make Better Social Experiment, Kindness, Home RAK’d Social Experiment, Kindness Animal Rescue Live Pets Cities, Burbs or Sticks Real Estate, Travel, Home Secret Life of Babies Parenting, Comedy Weird History of Cool Stuff Lifestyle, History, Science Brighter Things News Behind the Seams Social Experiment, Documentary New Leash on Life Pets No Restaurant Required Epicurean, Travel Pet Caves Pets Together She Stands Social Experiment Late Night Snack Epicurean, Home In Development 15 Nasdaq: CSSE

Production: Sponsors Sponsorship from household names is an important source of funding that is secured prior to production of long - form and short - form content. Consumers recognize brands in a positive light when associated with uplifting, authentic content. Nasdaq: CSSE 16

HOLLY BAKER Production: Case Study – Vacation Rental Potential 17 Nasdaq: CSSE

Financial Summary $1.5 $8.1 $19.8 $36.0 $0.0 $3.8 $7.3 $18.0 2015 2016 2017 Pro forma (1) 2018 Guidance (2) Revenue Adjusted EBITDA (1) 2017 pro forma results include Screen Media as if it had been owned for the full year (2) Guidance was affirmed by the company on March 27, 2018 $ in millions 18

First Quarter Financial Summary Nasdaq: CSSE Please see our Quarterly Report on Form 10 - Q for three months ended March 31, 2018. 19 $1.4 $6.0 $0.7 $1.7 1Q17 1Q18 Revenue Adjusted EBITDA $ in millions

Summary Balance Sheets Nasdaq: CSSE Total Assets Total Liabilities Total Equity Solid balance sheet and significant liquidity as of 3/31/18 • $1.8M in cash • Minimal debt • In April 2018, the Company entered into a $7.5M bank term loan and revolving credit facility • ~11.8M fully diluted shares $61.3 3/31/2018 $6.9 3/31/2018 $ in millions $54.4 3/31/2018 20

Investment Considerations Entertainment industry is being disrupted by streaming video Chicken Soup for the Soul is a globally - recognized, positive brand with a unique, actively engaged fan base Core production and distribution business provides a strong foundation for faster growing online video on - demand networks Transformative acquisition of Screen Media substantially enhances portfolio of assets, advances strategy, and increases revenue and EBITDA visibility Rapidly growing and diversified revenue streams and solid balance sheet 2018 guidance of $36 million in revenue and $18 million in EBITDA Nasdaq: CSSE 21 (1) Guidance was affirmed on 3/27/2018 as part of the company’s FY 2017 earnings release

Experienced Management Team • Leader in the media, entertainment and communications industries for more than 35 years • Acquired CSS in 2008 and became CEO • Founder and CEO of Winstar Communications, a wireless broadband pioneer with $1 billion revenue, and Winstar New Media 1993 - 2001 • Acquired media companies including Virgin Vision, a Virgin Group global film distribution venture • As an entertainment and finance lawyer, developed new film financing models for major producers such as Blake Edwards • Founder of The Humpty Dumpty Institute, Global Creative Forum and International Film Exchange • B.A., Colby College, currently trustee emeritus; J.D., Georgetown Law School William J. Rouhana, Jr. Chairman and Chief Executive Officer, CSS Entertainment Scott W. Seaton Vice Chairman and Chief Strategy Officer, CSS Entertainment • 25 years of media and telecommunications investment banking experience • Joined Chicken Soup for the Soul as COO in 2012 • Managing Director – Credit Suisse First Boston, Bank of America, Oppenheimer & Co. • Past Board of Directors – Mediacom Communications Corp. • A.B., Stanford University; M.B.A., Harvard University Dan Pess Chief Financial Officer, CSS • 35 years financial experience in public and private companies • Completed 4 IPO’s and several mergers and acquisitions • Joined Chicken Soup for the Soul as Chief Financial Officer in 2012 • B.S., Long Island University • Certified Public Accountant Nasdaq: CSSE 22

Experienced Management Team • 25 years of experience across multiple media platforms • Vice President, Digital Business Development and Operations at World Wrestling Entertainment before joining CSS in 2016 • Previous experience at ESPN, Nokia, A&E Television Networks, Sirius Satellite Radio and News America Marketing • B.A., University of Albany; MBA, University of Connecticut • 20 years experience in content distribution, partner management, operations, and legal & business affairs • Joined Screen Media in 2005 and has been responsible for the development and implementation of its global content distribution and business development strategies • Previous experience at A&E Television Networks as a Legal and Business Affairs executive • B.G.S., Ohio University, J.D. John Marshall Law School • 20+ years of experience as an accomplished sales leader and revenue generator • Joined CSS Entertainment in 2018 • Former SVP of National Digital Sales at Townsquare • Held senior sales roles at Discovery Communications, Meredith, OMD, Brightline • Emmy award winner for her TV show “Aperture” • B.A., Corporate Communications, Ithaca College • More than 15 years of experience in the television industry, specifically the development and production of successful unscripted television programming • Director of Programming at Scripps Networks • Previous experience at Jupiter Entertainment, Leopard Films, Versus Outdoor Life Network, MTV, TLC, VH1, DreamWorks and ABC • B.A., American University • 20+ years of programming, distribution and operations experience • Joined CSS Entertainment in 2017 • Held senior consultative and executive positions at production and distribution companies driving content distribution globally • M.A., Education, University of Connecticut Elana Sofko Susan Kravitz Chief Operating Officer, CSS Entertainment Executive Vice President of Sales and Strategic Sponsorships, CSS Entertainment Michael Winter Senior Vice President of Business Affairs and Distribution, CSS Entertainment Lou Occhicone Senior Vice President of Development and Programming, CSS Entertainment Nasdaq: CSSE David Fannon President, Screen Media Ventures 23

• Over 20 years of experience in the media industry • Managing Director of Twelve 24 Media, a broadcast and media consulting firm • Former President of CBS Affiliate Relations, responsible for network agreements with all major broadcast television station g rou ps • B.S., University of Southern California Diana Wilkin Accomplished Board Members Amy Newmark Fred Cohen • 35 - year media and entertainment veteran and industry icon • Chairman of the International Academy of Television Arts & Sciences (Emmys); Chairman of its Foundation • Former President of King World International Productions, EVP CBS Broadcast International, President HBO International • Currently serves as strategic advisor to Harpo Productions on the international distribution of DR. OZ • Director of Hopskoch.com , transmedia online marketing and game platform • Chair Emeritus of PCI – Media Impact, a New York based international NGO • B.A., The University of Michigan; M.S., Stanford University Peter Dekom • Over 40 years of media and entertainment legal, consulting and entrepreneurial experience • Forbes top 100 lawyers in the United States; Premiere Magazine 50 most powerful people in Hollywood • Formerly "of counsel" with Weissmann Wolff Bergman Coleman Grodin & Evall ; partner with Bloom, Dekom , Hergott and Cook • Clients include and have included George Lucas, Paul Haggis, Keenen Ivory Wayans, John Travolta, Ron Howard, Rob Reiner, Andy Davis, Robert Towne and Larry David; corporate clients include Sears, Pacific Telesis and Japan Victor Corporation (JVC) • Prior Director of Imagine Films Entertainment, Will Vinton Studios, and Cinebase Software • Member of the Academy of Television Arts and Sciences and Academy Foundation • B.A., Yale; J.D., UCLA School of Law Christina Weiss Lurie • Multi - faceted career spans the worlds of sports, entertainment and philanthropy • Owner of Philadelphia Eagles and founder of Eagles Charitable Foundation • Two - time Oscar award - winning film producer • Co - founder of independent film company, Tango Pictures • B.A., Yale University • 30 years of media and telecommunications industry and investment banking experience • Current Publisher, Editor - in - Chief and Author of Chicken Soup for the Soul • Published more than 150 Chicken Soup for the Soul books since 2008 • Founded and managed successful hedge fund • Managing Director – CJ Lawrence, top ranked telecom analyst • 10 years of experience on various technology company boards • A.B., Harvard University; CFA Nasdaq: CSSE 24

Our Vision Accelerating our core, traditional media business to build a powerful portfolio of online, VOD networks and assets Production & Traditional Distribution Solid core of traditional entertainment assets November 2017 Future • Advertising - supported and subscription - based online video on - demand networks • Build a network of networks • Market across multiple networks to grow audience • Utilize technology platforms to control infrastructure costs Transformative Acquisition of Screen Media Accelerates move to digital online entertainment Digital Entertainment Experience Creates new revenue streams in new markets Start • Producing TV & online video series • Series funded by outside parties covering more than production costs • Market well - known, highly regarded brand • Acquired one of the world’s largest, independent TV and Film libraries • Acquired Direct - to - Consumer (“DTC”) online video platform with 15M active users • Purchase price: ~$5.1M (1x EBITDA) • Screen Media FY2017 revenue of $12M and EBITDA of $5M 25 Nasdaq: CSSE